United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-10625

(Investment Company Act File Number)

Federated Core Trust II, L.P.
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  12/31/08

Date of Reporting Period:  Fiscal year ended 12/31/08

Item 1.                      Reports to Stockholders

Market Plus Core fund

A Portfolio of Federated Core Trust II, L.P.

ANNUAL SHAREHOLDER REPORT
December 31, 2008

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

NOT FDIC INSURED . MAY LOSE VALUE . NO BANK GUARANTEE

Financial Highlights
(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	2005 [1]
Net Asset Value, Beginning of Period	$12.30	$12.01	$10.32	$10.00
Income From Investment Operations:
Net investment income	0.49	0.68	0.17	0.11
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(5.99)	(0.39)	1.52	0.21
TOTAL FROM INVESTMENT OPERATIONS	(5.50)	0.29	1.69	0.32
Net Asset Value, End of Period	$6.80	$12.30	$12.01	$10.32
Total Return[2]	(44.72)%[3]	2.41%	16.38%	3.20%

Ratios to Average Net Assets:
Net expenses	0.05%	0.05%	0.05%	0.05%[4]
Net investment income	4.96%	5.53%	5.47%	4.30%[4]
Expense waiver/reimbursement[5]	0.75%	0.56%	1.55%	6.45%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$25,451	$46,015	$44,106	$5,160
Portfolio turnover	19%	290%	396%	11%

1Reflects operations for the period from October 4, 2005 (date of initial investment) to December 31, 2005.

2Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3During the year ended December 31, 2008, the Fund was reimbursed by the Adviser, which had an impact of  less than 0.01% on the total return.

4Computed on an annualized basis.

5This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1]
Actual	$1,000	$642.10	$0.21
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,024.89	$0.25

1 Expenses are equal to the Fund’s annualized net expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Management’s Discussion of Fund Performance (unaudited)

FUND PERFORMANCE AND SUMMARY
The fund produced a total return, based on net asset value, of (44.72)% for the 12-month reporting period ended December 31, 2008. By comparison, the Standard & Poors 500 Index (S&P 500) 1 had a total return of (37.00)% for the same period. The fund’s total return for the most recently completed period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the S&P 500.

The fund’s overall investment strategy focused on the combination of a short duration2 bond portfolio and S&P 500-based equity derivatives to transform the bond portfolio into a “synthetic” equity portfolio. The fund’s equity derivatives strategy was to replicate the price performance of the S&P 500 at the most favorable cost.

The fund’s bond investment strategy focused on: (a) the effective duration of its portfolio; (b) the allocation of the portfolio among securities of similar issuers (referred to as “sectors”); (c) the credit ratings of portfolio securities (which indicates the risk that securities will default); (d) the structure risk of asset-backed and mortgage-backed securities; and, (e) the selection of individual securities.

These were the most significant factors affecting the fund’s performance during the 12-month reporting period.

MARKET OVERVIEW
Equities fell precipitously during 2008, and it was a tough year also in the bond market for “spread” investors. Treasuries had significant positive total returns on a massive flight to safety. The yield curve steepened dramatically in the first quarter and remained steep throughout the year. Short-term interest rates finished the year about 320 basis points lower than at year-end 2007. Two fundamental means by which the fund’s strategy is able to outperform the S&P 500 is when interest rates are falling, and bond spread product is doing well. We experienced a declining rate environment in 2008, but it was a very difficult environment for spread product, particularly in the fourth quarter.

BOND PORTFOLIO DURATION
Duration positioning had a positive effect on fund performance last year, but it wasn’t enough of a positive to offset portfolio underperformance from our sector calls and security selection.

SECTOR ALLOCATION AND CREDIT QUALITY
Our sector positioning and quality stance hurt portfolio performance significantly for all of 2008. In the corporate bond sector, banks took a beating throughout the year, and mortgage-backed securities did poorly in this same period. These were two areas where the sector call hurt performance. Straight agency-backed pass-throughs and hybrid adjustable rate mortgages were hit particularly hard last year by the seizures of Fannie Mae and Freddie Mac and worries about surging defaults and significant prepays. Although the portfolio’s average quality stood at AA+/Aa13 at year-end, its exposure in 2008 to any security rated below a Treasury security hurt performance.

SECURITY SELECTION
The hedge strategy added significantly to portfolio performance, particularly on the futures side of the hedge. We were successful at executing the equity total return swap during 2008 and were able to pick up sub-Libor 4 funding. S&P 500 futures contracts performed particularly well during the fourth quarter as declining dividends in cash-settled equities improved the attractiveness of equity futures dramatically.

Overall bond security selection detracted significantly from portfolio performance. Security selection in non-agency floating rate collateralized mortgage obligations and asset backed securities detracted from performance. The housing crisis precipitated a dramatic decline in the value of these securities and a noticeable lack of liquidity. There were some positives. Exposure to trust preferred security types added to performance despite a tough fourth quarter. Zurich Financial was a significant positive along with Wachovia and Wells Fargo while the Bank of America/Nationsbank security was a drag on performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

1The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and it is not possible to invest directly in an index.

2. Duration is a measure of a security’s price sensitivity to change in interest rates. Securities with longer durations are more sensitive to change in interest rates than securities of shorter durations.

3Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risks.

4 LIBOR (London Interbank Offered Rate) is the rate banks charge each other on short-term money. The average periodic rate on three-month LIBOR is calculated as the average of all daily nine-month LIBOR settings during the period under review, adjusted for the length of the period. Note that this figure does not represent actual return on an investment made in an instrument having a rate equal to three-month LIBOR on the initial day of the period under review and reinvested at the end of three months (again at a rate equal to the then-prevailing three month LIBOR rate) for a further three –month period.

GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in Market Plus Core Fund (the “Fund”) from October 4, 2005 (start of performance) to December 31, 2008, compared to the S&P 500 Index

(S&P 500)2.

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(44.72)%
Start of Performance (10/4/2005)	(11.21)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Table (UNAUDITED)

At December 31, 2008, the Fund’s portfolio composition1 was as follows:

Security Type	Percentage of Total Net Assets[2]
Mortgage-Backed Securities[3]	35.4%
Corporate Debt Securities	30.1%
U.S. Treasury and Agency Securities[4]	17.3%
Asset-Backed Securities	7.7%
Other Securities[5,6]	0.0%
Derivative Contracts[7]	6.6%
Cash Equivalents[8]	2.9%
Other Assets and Liabilities – Net[6,9]	0.0%
TOTAL	100.0%

1See the Fund’s Confidential Private Offering Memorandum for a description of these security types.

2As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

3For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs) and adjustable rate mortgage-backed securities.

4For purposes of this table, U.S. Treasury and Agency Securities do not include mortgage-backed securities guaranteed by GSEs.

5Other Securities include common stock.

6Represents less than 0.1%.

7Based upon net unrealized appreciation (depreciation) or value of the derivative contracts (as applicable). Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

8Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

9Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments
December 31, 2008

Principal Amount or Shares			Value
		ADJUSTABLE RATE MORTGAGES—30.6%
		Federal Home Loan Mortgage Corporation—26.1%
$2,974,416		Federal Home Loan Mortgage Corp., 5.432%, 12/1/2035	$3,006,566
3,609,597		Federal Home Loan Mortgage Corp., 5.593%, 6/1/2036	3,628,818
		TOTAL	6,635,384
		Federal National Mortgage Association—4.5%
238,601		Federal National Mortgage Association, 4.540%, 5/1/2033	235,308
18,367		Federal National Mortgage Association, 5.120%, 6/1/2035	18,247
81,889		Federal National Mortgage Association, 5.420%, 5/1/2036	82,582
783,388		Federal National Mortgage Association, 5.440%, 4/1/2036	785,944
19,503		Federal National Mortgage Association, 5.650%, 4/1/2035	19,878
		TOTAL	1,141,959
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $7,733,221)	7,777,343
		ASSET-BACKED SECURITIES—7.7%
		Auto Receivables—3.1%
109,452		Americredit Prime Automobile Receivables Trust 2007-2M, 2.257%, 11/08/2010	105,590
275,000		Carmax Auto Owner Trust 2007-3, 1.595%, 12/15/2011	263,993
450,000		Huntington Auto Trust 2008-1, 2.695%, 4/16/2012	423,418
		TOTAL	793,001
		Credit Card—0.9%
225,000		Bank One Issuance Trust 2004-B2, Series 2002-A6, 1.385%, 6/15/2012	214,500
		Home Equity Loan—2.4%
11,658		Asset Backed Funding Certificate 2005-OPT1 A1MZ, 0.821%, 7/25/2035	6,367
42,556		Asset Backed Securities Corp. Home Equity Loan Trust 2005-HE5, 0.741%, 6/25/2035	38,208
300,000		Capital One Multi-Asset Execution Trust 2004-B6, 4.150%, 7/16/2012	272,961
46,495		GSAA Home Equity Trust 2005-15 1A2, 0.851%, 1/25/2036	7,313
75,000		GSAA Home Equity Trust 2005MTR1 A3, 0.781%, 10/25/2035	19,134
45,422		GSAMP Trust 2005-SEA2 A1, 0.821%, 1/25/2045	34,766
280,000		Morgan Stanley ABS Capital I 2004-OP1 M3, 1.151%, 11/25/2034	161,513
36,515		Morgan Stanley ABS Capital I 2005-HE3, 0.851%, 7/25/2035	28,317
68,742		Option One Mortgage Loan Trust 2005-1 A1B, 0.801%, 2/25/2035	29,779
22,120		Popular ABS Mortgage Pass-Through Trust 2005-5 AV2B, 0.731%, 11/25/2035	16,142
		TOTAL	614,500
		Non-Agency Mortgage—1.3%
415,394		Countrywide Alternative Loan Trust 2007-OA9, 0.821%, 6/25/2047	98,899
30,619		Harborview Mortgage Loan Trust 2006-1 2A1A, 0.821%, 3/19/2037	12,455
484,161	[1,2]	KLIO Funding Ltd. 2004-1A A1, 3.408%, 4/23/2039	169,746
62,598		Washington Mutual 2003-S4 1A3, 0.971%, 6/25/2018	49,211
21,015		Washington Mutual 2005-AR17 A-1A1, 0.741%, 12/25/2045	9,278
		TOTAL	339,589
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $2,969,804)	1,961,590
		COLLATERALIZED MORTGAGE OBLIGATIONS—4.8%
		Federal Home Loan Mortgage Corporation—0.6%
84,535		Federal Home Loan Mortgage Corp. REMIC 2395 FA, 1.795%, 6/15/2029	82,181
62,137		Federal Home Loan Mortgage Corp. REMIC 2395 FT, 1.645%, 12/15/2031	59,684
		TOTAL	141,865
		Federal National Mortgage Association—0.9%
90,548		Federal National Mortgage Association REMIC 0287A FB, 0.981%, 10/25/2031	89,496
118,548		Federal National Mortgage Association REMIC 1993-179 FJ, 1.619%, 10/25/2023	116,035
34,235		Federal National Mortgage Association REMIC 1993-247 FM, 4.325%, 12/25/2023	35,160
		TOTAL	240,691

		Non-Agency Mortgage—3.3%
312,536		Citigroup Mortgage Loan Trust 2004-UST1 A2, 4.36578%, 8/25/2034	201,251
446,486		Harborview Mortgage Loan Trust 2007-1, 0.711%, 4/19/2038	177,239
258,341		Washington Mutual 2006-AR1 2A1B, 3.326%, 1/25/2046	84,137
351,257		Washington Mutual 2006-AR15 1A, 3.096%, 11/25/2046	130,189
282,606		Washington Mutual 2006-AR17 1A, 3.076%, 12/25/2046	106,188
124,706		Washington Mutual 2002-AR6 A, 3.656%, 6/25/2042	85,196
346,822		Washington Mutual Mortgage Pass-Through Certificates 2007-OA3 DA1C, 0.791%, 4/25/2047	56,160
		TOTAL	840,360
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $2,501,242)	1,222,916
		CORPORATE BONDS—21.6%
		Communications - Telecom Wireless—1.9%
600,000		Vodafone Group Plc, Note, 2.461%, 2/27/2012	485,509
		Communications - Telecom Wirelines—2.5%
300,000		Telecom Italia Capital, Note, 3.672%, 2/01/2011	248,083
400,000		Telefonica SA, Floating Rate Note, 1.825%, 6/19/2009	392,197
		TOTAL	640,280
		Consumer Cyclical - Entertainment—1.9%
515,000		Time Warner, Inc., Floating Rate Note, 2.405%, 11/13/2009	495,501
		Energy - Independent—1.1%
280,000		Anadarko Petroleum Corp., Floating Rate Note, 2.396%, 9/15/2009	267,956
		Financial Institution - Banking—10.4%
900,000		Chase Manhattan Corp., Company Guarantee, 3.692%, 2/01/2027	480,975
900,000		NationsBank Capital Trust III, Bond, 5.302%, 1/15/2027	425,025
40,000		Popular North America, Inc., 4.607%, 4/06/2009	39,495
1,100,000		State Street Capital Trust IV, 2.996%, 6/15/2037	468,471
900,000		Wachovia Capital Trust II, Company Guarantee, 5.318%, 1/15/2027	603,000
900,000		Wells Fargo Capital II, Company Guarantee, 3.965%, 1/30/2027	624,163
		TOTAL	2,641,129
		Financial Institution - Brokerage—0.3%
50,000		Goldman Sachs Group, Inc., Floating Rate Note, 2.066%, 9/29/2014	35,982
50,000		Morgan Stanley Group, Inc., 4.752%, 1/18/2011	43,154
		TOTAL	79,136
		Financial Institution - Finance Noncaptive—2.9%
400,000		American Express Credit Corp., Floating Rate Note, 1.871%, 5/27/2010	371,211
310,000		CIT Group, Inc., Sr. Note, 2.425%, 2/13/2012	232,965
250,000		Capmark Financial Group, Inc., Company Guarantee, 3.037%, 5/10/2010	127,621
		TOTAL	731,797
		Financial Institution - Insurance – P&C—0.6%
30,000		CNA Financial Corp., 6.500%, 8/15/2016	21,274
500,000	[1,2]	ZFS Finance USA Trust III, Floating Rate Note, 3.146%, 12/15/2065	134,389
		TOTAL	155,663
		TOTAL CORPORATE BONDS (IDENTIFIED COST $8,331,387)	5,496,971
		U.S. TREASURY—17.3%
4,400,000	[3,4]	United States Treasury Bill, 1.89%, 1/22/2009 (IDENTIFIED COST $4,395,149)	4,399,979
		MUTUAL FUNDS—11.6%[5]
490,129		High Yield Bond Portfolio	2,239,889
713,117	[6]	Prime Value Obligations Fund, Institutional Shares, 2.06%	713,117
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $3,314,466)	2,953,006
		TOTAL INVESTMENTS – 93.6% (IDENTIFIED COST $29,245,269)[7]	23,811,805
		OTHER ASSETS AND LIABILITIES – NET – 6.4%[8]	1,638,599
		TOTAL NET ASSETS – 100%	$25,450,404
At December 31, 2008, the Fund had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
9S&P 500 Index Long Futures	9	$2,025,225	March 2009	$138,110
At December 31, 2008, the Fund had the following open swap contract:

Total Return Swap Counterparty	Reference Index	Buy/Sell	Pay/Receive Fixed Rate	Expiration Date	Notional Amount	Value
J.P. Morgan Chase Bank & Co.	S&P 500 Total Return	Buy	2.81%	9/4/2009	$22,025,097	$1,529,125

Unrealized Appreciation on Futures Contracts and Value of Swap Contract is included in “Other Assets and Liabilities – Net”.

1Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2008, these restricted securities amounted to $304,135, which represented 1.2% of total net assets.

2Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Directors (the “Directors”). At December 31, 2008, these liquid restricted securities amounted to $304,135, which represented 1.2% of total net assets.

3Discount rate at the time of purchase.

4Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.

5Affiliated companies.

67-Day net yield.

7Also represents cost for federal tax purposes.

8Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

9Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices and Investments in Mutual Funds	$2,953,006	$138,110
Level 2 – Other Significant Observable Inputs	20,858,799	1,529,125
Level 3 – Significant Unobservable Inputs	—	—
TOTAL	$23,811,805	$1,667,235
* Other financial instruments include futures contracts and a swap contract.

The following acronym is used throughout this portfolio:

REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities
December 31, 2008

Assets:
Total investments in securities, at value including $2,953,006 of investments in affiliated issuers (Note 5) (identified cost $29,245,269)		$23,811,805
Income receivable		118,382
Receivable for daily variation margin		26,775
Swaps, at value		1,529,125
Receivable for investments sold		35
TOTAL ASSETS		25,486,122
Liabilities:
Payable for custodian fees	$2,161
Payable for portfolio accounting fees	7,544
Payable for auditing fees	17,999
Payable for legal fees	3,348
Payable for transfer and dividend disbursing agent fees and expenses	1,980
Payable for Directors’/Trustees’ fees	252
Payable for fund tax expense	1,984
Accrued expenses	450
TOTAL LIABILITIES		35,718
Net assets for 3,742,531 shares outstanding		$25,450,404
Net Assets Consist of:
Paid-in capital		$40,744,227
Net unrealized depreciation of investments, futures contracts and swap contracts		(3,766,229)
Accumulated net realized loss on investments, futures contracts and swap contracts		(16,960,607)
Undistributed net investment income		5,433,013
TOTAL NET ASSETS		$25,450,404
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$25,450,404 ÷ 3,742,531 shares outstanding, no par value, unlimited shares authorized		$6.80
See Notes which are an integral part of the Financial Statements

Statement of Operations
Year Ended December 31, 2008

Investment Income:
Dividends received from affiliated issuers (Note 5)			$159,615
Interest			1,709,672
TOTAL INCOME			1,869,287
Expenses:
Administrative personnel and services fee (Note 5)		$150,000
Custodian fees		11,139
Transfer and dividend disbursing agent fees and expenses		11,522
Directors’/Trustees’ fees		7,484
Auditing fees		19,000
Legal fees		20,806
Portfolio accounting fees		70,974
Insurance premiums		3,424
Miscellaneous		2,600
TOTAL EXPENSES		296,949
Waiver and Reimbursement (Note 5):
Waiver of administrative personnel and services fee	$(150,000)
Reimbursement of other operating expenses	(128,296)
TOTAL WAIVER AND REIMBURSEMENT		(278,296)
Net expenses			18,653
Net investment income			1,850,634
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts:
Net realized gain on investments (including realized loss of $16,781 on sales of investments in an affiliated issuer (Note 5))			10,748
Net realized loss on futures contracts			(1,171,001)
Net realized loss on swap contracts			(18,802,225)
Net increase due to reimbursement from Adviser (Note 5)			18,032
Net change in unrealized depreciation of investments			(4,642,173)
Net change in unrealized depreciation of futures contracts			199,483
Net change in unrealized depreciation of swap contracts			1,972,287
Net realized and unrealized loss on investments, futures contracts and swap contracts			(22,414,849)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS			$(20,564,215)
See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,850,634	$2,578,877
Net realized gain (loss) on investments, futures contracts and swap contracts	(19,962,478)	241,987
Net increase due to reimbursement from Adviser (Note 5)	18,032	--
Net change in unrealized appreciation/depreciation of investments, futures contracts and swap contracts	(2,470,403)	(1,822,364)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(20,564,215)	998,500
Share Transactions:
Proceeds from sale of shares	--	1,000,000
Change in net assets	(20,564,215)	1,998,500
Net Assets:
Beginning of period	46,014,619	44,016,119
End of period (including undistributed net investment income of $5,433,013 and $3,582,379, respectively)	$25,450,404	$46,014,619
See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION
Market Plus Core Fund (the “Fund”) is a diversified portfolio of Federated Core Trust II, L.P. (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust is a limited partnership that was established under the laws of the State of Delaware on November 13, 2000 and offered only to registered investment companies and other accredited investors. The Trust consists of two portfolios. The financial statements included herein are only those of the Fund. Each portfolio pays its own expenses. The Fund’s investment objective is to seek total return over the business cycle (which may be longer or shorter than a 12-month period) in excess of the S&P 500 Index.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Shares of other mutual funds are valued based upon their reported NAVs.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. All net income earned and gain/loss (realized and unrealized) will be allocated daily to the shareholders based on their capital contributions to the Fund. The Fund does not currently intend to declare and pay distributions.

Premium and Discount Amortization/ Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each investor reports separately on its own federal income tax return its allocated portion of the Fund’s income, gain, losses, deduction and credits. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the state of Delaware.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, foreign exchange and other swap agreements. Total return swap agreements involve the commitment to pay or receive an amount generally determined by reference to an interest rate in exchange for a specific market-linked return, based on notional amounts. To the extent that the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate based obligation, the Fund receives or makes a payment to the counterparty. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized gain/loss on swap contracts in the Statement of Operations. For the year ended December 31, 2008, the Fund had a net realized loss on swap contracts of $18,802,225.

Swap contracts outstanding at period end are listed after the Fund’s portfolio of investments.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cashflows, enhance yield and to establish and maintain continual economic exposure to the changes in the value of the S&P 500 Index and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended December 31, 2008, the Fund had a net realized loss on futures contracts of $1,171,001.

Futures contracts outstanding at period end are listed after the Fund’s portfolio of investments.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. CONTRIBUTIONS/WITHDRAWALS
Transactions in shares were as follows:

Year Ended December 31	2008	2007
Proceeds from contributions	—	77,881

4. FEDERAL TAX INFORMATION
At December 31, 2008, the cost of investments for federal tax purposes was $29,245,269. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from futures contracts and swap contracts was $5,433,464. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $53,046 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,486,510.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Counseling is the Fund’s investment adviser (the “Adviser”), subject to the oversight of the Directors. The Adviser provides investment adviser services at no fee, because all investors in the Fund are other Federated funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act. The Adviser may voluntarily choose to reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion. For the year ended December 31, 2008, the Adviser voluntarily reimbursed $128,296 of other operating expenses.

Administrative Fee

Federated Administrative Services, Inc. (FASI), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FASI is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Trust
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FASI may voluntarily choose to waive any portion of its fee. FASI can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, FASI waived its entire fee of $150,000.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Other

For the year ended December 31, 2008, the Fund’s Adviser made a contribution to the Fund of $18,032 for losses on an inadvertent security trade.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated companies during the year ended December 31, 2008 were as follows:

Affiliates	Balance of Shares Held 12/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2008	Value	Dividend Income
High Yield Bond Portfolio	223,866	648,710	382,447	490,129	$2,239,889	$76,628
Prime Value Obligations Fund, Institutional Shares	2,828,288	37,071,565	39,186,736	713,117	713,117	82,987
TOTAL OF AFFILIATED TRANSACTIONS	3,052,154	37,720,275	39,569,183	1,203,246	$2,953,006	$159,615

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008, were as follows:

Purchases	$6,401,544
Sales	$6,278,867

7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED CORE TRUST II, L.P. AND

SHAREHOLDERS OF MARKET PLUS CORE FUND:
We have audited the accompanying statement of assets and liabilities of Market Plus Core Fund (the “Fund”) (one of the portfolios constituting Federated Core Trust II, L.P.) including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Market Plus Core Fund, a portfolio of Federated Core Trust II, L.P., at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 18, 2009

Board of Directors and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised two portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: November 2001
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: November 2000
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 DIRECTOR Began serving: November 2001
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children’s Hospital of Pittsburgh Foundation; Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 DIRECTOR Began serving: November 2001
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: November 2001
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: November 2001
Principal Occupations: Director or Trustee of the Federated Fund Complex;

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: November 2001
Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: November 2001
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held:  Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee; Consultant, E2E Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O’Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: November 2001
Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 2000
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Robert J. Ostrowski has been the Fund’s Portfolio Manager since (insert date). Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund’s Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Todd A. Abraham Birth Date: February 10, 1966 VICE PRESIDENT Began serving: May 2004
Principal Occupations: Todd A. Abraham is Vice President of the Trust. Mr. Abraham has been a Portfolio Manager since 1995, a Vice President of the Fund’s Adviser since 1997 and a Senior Vice President of the Fund’s Adviser beginning 2007. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President of the Fund’s Adviser from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992-1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

Ihab Salib Birth Date: December 14, 1964 VICE PRESIDENT Began serving: May 2006
Principal Occupations: Ihab Salib is Vice President of the Trust. Mr. Salib joined Federated in April 1999 as a Senior Fixed-Income Trader/Assistant Vice President of the Fund’s Adviser. In July 2000, he was named a Vice President of the Fund’s Adviser and in January 2007 he was named a Senior Vice President of the Fund’s Adviser. He has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.

Evaluation and Approval of Advisory Contract –May 2008

FEDERATED MORTGAGE CORE PORTFOLIO (THE “FUND”)
The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2008. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. The Fund is distinctive in that it is designed for the efficient management of a particular asset class and is made available for investment only to other Federated funds and a limited number of other accredited investors. In addition, the Adviser does not charge an investment advisory fee for its services although it or its affiliates may receive compensation for managing assets invested in the Fund.

The Federated funds’ Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

As previously noted, the Adviser does not charge an investment advisory fee for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance, and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s overall expense structure; the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

Because the Adviser does not charge the Fund an investment advisory fee, the Fund’s Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. Because the Adviser does not charge an investment advisory fee for its services, these reports generally cover fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive non-advisory fees and/or reimburse other expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to some sufficient size to be relevant. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund’s page, click on the “Portfolio Holdings” link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal. This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust’s/fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Cusip 31409R300

34315 (2/0

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $43,900

Fiscal year ended 2007 - $41,400

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $4,935 and $1,931 respectively.  Fiscal year end 2008 - Tax preparation fees for fiscal year end 2007.  Fiscal year end 2007 - Tax preparation fees for fiscal year end 2006.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $9,156 respectively.  Fiscal year end 2007 - Service fee for analysis of potential Passive Foreign Investment Company holdings and discussion on accounting related to swaps.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2008 - $40,176

Fiscal year ended 2007 - $63,809

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                      Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Core Trust II, L.P.

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	February 20, 2009

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	February 20, 2009